UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 15, 2003
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

     The Registrant incorporates by reference the press release dated July 15, 2003 attached as Exhibit 99.1, relating to the Company's announcement of unaudited results for the six months ended June 30, 2003.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 15, 2003            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  99.1                     News Release               Filed herewith
                           Dated July 15, 2003

Exhibit 99.1

                              NEWS RELEASE


FOR IMMEDIATE RELEASE
July 15, 2003

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
      UNAUDITED RESULTS SECOND QUARTER 2003 -- YEAR-TO-DATE $908,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $908,000 for the six months ended June 30, 2003, a decrease of $65,000, or 6.7%, from the $973,000 reported for the same period in 2002. Basic earnings per share were $1.18 for the six month period ended June 30, 2003, compared to $1.14 for the six month period ended June 30, 2002, while fully diluted earnings per share were $1.06 for both the six month period ended June 30, 2003 and the six month period ended June 30, 2002.

Net interest income was $2,941,000 for the six months ended June 30, 2003, a decrease of $212,000, or 6.7%, compared to $3,153,000 for the first six months in 2002. Net interest income declined mainly as a result of lower interest income from loans due to a decline in total loans from a year ago and a reduction in average loan yields. The decline in net interest income from loans was partially offset by a decrease in interest expense on deposits and Federal Home Loan Bank ("FHLB") advances. This decline was primarily due to a shift in deposits from higher-rate certificates of deposit to lower-rate demand accounts. The Company also maintained lower balances of FHLB advances during the first six months of 2003 compared to the first six months of 2002. The Company recorded no provision for loan losses for the first six months of 2003 compared to $110,000 for the six months ended June 30, 2002. Management's analyses of the allowance for loan losses during the first six months of 2003 determined that no additional allocation to the allowance was warranted for the period.

Noninterest income totaled $1,743,000 for the first six months of 2003, $258,000, or 17.4%, higher than the $1,485,000 recorded for the six months ended June 30, 2002. This increase was mostly due to net gains from sales of mortgage loans. Net gains on the sale of mortgage loans were $552,000 for the first six months of 2003 compared to $221,000 for the first six months of 2002. The Company sold $22.29 million in mortgage loans during the first six months of 2003 compared to $10.45 million for the six months ended June 30, 2002.

Noninterest expense was $3,191,000 for the first six months of 2003, $262,000, or 8.9% higher than the $2,929,000 reported for the six month period ended June 30, 2002. Noninterest expense categories that were higher in 2003 included salaries and employee benefits, legal and professional fees, directors fees and marketing expenses.

Net income for the second quarter of 2003 was $443,000, $26,000 or 5.5% less than net income recorded of $469,000 for the second quarter of 2002. Net interest income for the second quarter of 2003 was $1,450,000 compared to $1,596,000 for the second quarter of 2002. The Company recorded no provision for loan losses for the second quarter of 2003, compared to $50,000 for the quarter ended June 30, 2002. Noninterest income was $892,000 for the second quarter of 2003 and $705,000 for the second quarter of 2002. Noninterest expense was $1,612,000 for the second quarter of 2003 and $1,483,000 for the second quarter of 2002.

Total assets at June 30, 2003 were $168.69 million, compared to $167.25 million at December 31, 2002.

First Federal Savings Bank of Champaign-Urbana is headquartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2003-05


Great American Bancorp, Inc.
Consolidated Balance Sheets
June 30, 2003 and December 31, 2002
(in thousands, except share data)
                                            June 30, 2003     Dec. 31, 2002
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       6,395      $       4,990
 Interest-bearing demand deposits                  43,786             27,344
                                              ------------------------------
     Cash and cash equivalents                     50,181             32,334

 Held-to-maturity securities                          836              1,262
 Mortgage loans held for sale                       1,614              1,658
 Loans, net of allowance for loan
  losses of $1,187 and $1,188 in 2003
  and 2002, respectively                          106,072            122,336
 Premises and equipment                             6,162              6,146
 Federal Home Loan Bank stock                       1,281              1,227
 Interest receivable                                  578                683
 Cash surrender value of life insurance               276                268
 Insurance premiums receivable                        385                225
 Deferred income taxes                                 46                 46
 Income taxes receivable                              129                 --
 Mortgage servicing rights                            170                192
 Other                                                958                873
                                            --------------------------------
     Total assets                           $     168,688      $     167,250
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      13,002      $      12,399
   Interest-bearing deposits
    Savings, NOW and money market                  62,698             57,343
    Time                                           58,847             61,549
                                            --------------------------------
     Total deposits                               134,547            131,291

  Federal Home Loan Bank advances                  14,000             15,000
  Deferred compensation - directors                   636                645
  Advances from borrowers for
   taxes and insurance                                211                265
  Accrued postretirement benefit obligation           280                255
  Accrued real estate taxes                           134                138
  Premiums due insurance companies                    662                201
  Dividends payable                                    85                 90
  Income taxes payable                                 --                 55
  Interest payable                                     55                 62
  Other                                               286                310
                                            --------------------------------
     Total liabilities                            150,896            148,312
                                            --------------------------------


Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued -- 2,052,750 shares
  Outstanding: 2003 - 769,732 shares,
      2002 - 818,490 shares                            21                 21
 Additional paid-in-capital                        20,166             20,166
 Retained earnings                                 20,112             19,374
                                            --------------------------------
                                                   40,299             39,561
 Treasury stock, at cost
  Common: 2003 - 1,283,018 shares,
   2002 - 1,234,260 shares                        (22,443)           (20,557)
 Unearned incentive plan shares:
  2003 - 4,469 shares, 2002 - 4,589 shares            (64)               (66)
                                            --------------------------------
     Total stockholders' equity                    17,792             18,938
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     168,688      $     167,250
                                            ================================


Great American Bancorp, Inc.
Consolidated Statements of Income
For the Six Months Ended June 30, 2003 and June 30, 2002
(unaudited, in thousands, except share data)

                                         Six Months Ended   Six Months Ended
                                         	  June 30, 2003      June 30, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      4,252      $       5,256
 Held-to-maturity securities                           34                 62
 Deposits with banks and other                        244                121
                                            --------------------------------
   Total interest income                            4,530              5,439
                                            --------------------------------
Interest Expense:
 Deposits                                           1,272              1,829
 Federal Home Loan Bank advances                      304                442
 Other                                                 13                 15
                                            --------------------------------
   Total interest expense                           1,589              2,286
                                            --------------------------------
Net Interest Income                                 2,941              3,153

Provision for Loan Losses                              --                110
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          2,941              3,043
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          801                811
 Brokerage commissions                                 45                 68
 Customer service fees                                277                273
 Other service charges and fees                       119                 94
 Net gains on loan sales                              552                221
 Net loan servicing fees (costs)                      (56)                11
 Other                                                  5                  7
                                            --------------------------------
   Total noninterest income                         1,743              1,485
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                     1,853              1,672
 Net occupancy expense                                283                286
 Equipment expense                                    247                248
 Data processing fees                                  34                 37
 Deposit insurance premium                             11                 11
 Printing and office supplies                         152                140
 Legal and professional fees                          127                107
 Directors and committee fees                          73                 50
 Insurance expense                                     36                 30
 Marketing and advertising expense                    123                103
 Other                                                252                245
                                            --------------------------------
   Total noninterest expenses                       3,191              2,929
                                            --------------------------------
Income Before Income Taxes                          1,493              1,599
Provision for Income Taxes                            585                626
                                            --------------------------------
Net income                                  $         908      $         973
                                            ================================
Earnings per share:
 Basic                                      $        1.18      $        1.14
                                            ================================
 Diluted                                    $        1.06      $        1.06
                                            ================================



Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended June 30, 2003 and June 30, 2002
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            June 30, 2003      June 30, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      2,044      $       2,599
 Held-to-maturity securities                           15                 30
 Deposits with banks and other                        142                 72
                                            --------------------------------
   Total interest income                            2,201              2,701
                                            --------------------------------
Interest Expense:
 Deposits                                             595                880
 Federal Home Loan Bank advances                      150                217
 Other                                                  6                  8
                                            --------------------------------
   Total interest expense                             751              1,105
                                            --------------------------------
Net Interest Income                                 1,450              1,596

Provision for Loan Losses                              --                 50
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,450              1,546
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          395                349
 Brokerage commissions                                 29                 36
 Customer service fees                                151                148
 Other service charges and fees                        59                 50
 Net gains on loan sales                              293                115
 Net loan servicing fees (costs)                      (36)                 7
 Other                                                  1                 --
                                            --------------------------------
   Total noninterest income                           892                705
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                       945                837
 Net occupancy expense                                142                147
 Equipment expense                                    125                122
 Data processing fees                                  17                 18
 Deposit insurance premium                              6                  5
 Printing and office supplies                          75                 72
 Legal and professional fees                           54                 59
 Directors and committee fees                          36                 25
 Insurance expense                                     18                 16
 Marketing and advertising expense                     71                 57
 Other                                                123                125
                                            --------------------------------
   Total noninterest expenses                       1,612              1,483
                                            --------------------------------
Income Before Income Taxes                            730                768

Provision for Income Taxes                            287                299
                                            --------------------------------
Net income                                  $         443      $         469
                                            ================================
Earnings per share:
 Basic                                      $        0.58      $        0.55
                                            ================================
 Diluted                                    $        0.52      $        0.51
                                            ================================



Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                            June 30, 2003      June 30, 2002
----------------------------------------------------------------------------
Total assets                                $     168,688      $     164,964
Total loans, net                                  106,072            133,298
Loan loss reserve                                   1,187              1,152
Non-performing assets                                   7                190
Non-performing assets to total assets                0.00%              0.12%
Allowance for loan losses to total assets            0.70%              0.70%
Investment securities                                 836              1,687
Total deposits                                    134,547            126.157
Checking deposits                                  35,207             30,377
Money market deposits                              21,915             15,375
Passbook savings deposits                          18,578             16,529
Certificates of deposit                            58,847             63,876
Federal Home Loan Bank advances                    14,000             18,000
Total stockholders' equity                         17,792             18,882


                                  Three Months Ended      Six Months Ended
                                   June        June        June      June
                                   2003        2002        2003      2002
                                     (unaudited)             (unaudited)
----------------------------------------------------------------------------
Net interest margin (annualized)   3.76%       4.15%       3.84%     4.15%
ROA (annualized)                   1.05%       1.12%       1.09%     1.17%
ROE (annualized)                  10.03%      10.00%      10.20%    10.51%